                                                                       EXHIBIT G

                               SECURITY AGREEMENT

                                    (Pledge)

                                       by

                         WATERMARC FOOD MANAGEMENT CO.

                                       to

                              GHULAM M. BOMBAYWALA
                               as Payee under the
                         Notes dated September 14, 1995
                              and as Secured Party
                                   hereunder

                          Security Agreement - Pledge

       THIS Security Agreement-Pledge (this "Security Agreement") is entered into as of September 14, 1995 by and between WATERMARC FOOD MANAGEMENT CO., a Texas corporation, whose business address is 10777 Westheimer, Suite 1030, Houston, Texas 77042 ("Guarantor") and GHULAM M. BOMBAYWALA, an individual residing in Fort Bend County, Texas with a business address of 10777 Westheimer, Suite 1030, Houston, Texas 77042, ("Secured Party").

                                  WITNESSETH:

       WHEREAS, the Guarantor is the owner of all of the issued and outstanding equity securities of Pasta Acquisition Co. ("PAC"), a Texas corporation (the "Securities");

       WHEREAS, of even date herewith, Guarantor and Secured Party have executed an Agreement and Plan of Merger (the "Merger Agreement") whereby The Original Pasta Co., a Texas corporation ("TOPC") will be merged with and into PAC (the "Merger") and Secured Party, as the sole shareholder of TOPC will receive common stock of Guarantor and two promissory notes in the aggregate principal amount of $3,750,000.00 (the "Notes");

       WHEREAS, the Notes are to be secured by (i) certain restaurant assets of TOPC to be acquired by PAC in the Merger pursuant to a "Restaurant Assets Security Agreement" dated as of the date hereof by and between TOPC, PAC and Secured Party, (ii) the unconditional, irrevocable and absolute guarantee of the Guarantor (the "Guarantee") pursuant to the Guaranty Agreement as of the date hereof between Guarantor and Secured Party, and (iii) this Security Agreement; and

       WHEREAS, the parties to the Merger Agreement agreed to execute and deliver the Merger Agreement, the Notes, the Security Documents and the consideration to be delivered by each of the parties thereto into escrow, with such consideration to be released on the "Effective Date" of the Merger as defined in the Merger Agreement.

       NOW, THEREFORE, in order to comply with the terms and conditions of the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees with the Secured Party as follows:

                                   ARTICLE I

                                  DEFINITIONS

       1.01 Terms Defined Above. As used in this Security Agreement, the terms "Guarantor", "Secured Party", "Securities", and "Security Agreement" will have the meanings indicated above.

       1.02 Security Documents. As used in this Security Agreement, the term "Security Documents" will mean the Merger Agreement, the Notes, the Security Agreement, the Restaurant Assets Security Agreement, the Guaranty Agreement and any other documents, instruments or agreements representing obligations of PAC and/or Guarantor to Secured Party or intended to provide security to Secured Party in connection with the Merger and the transactions contemplated by the Merger Agreement and the foregoing agreements.

       1.03 Terms Defined in Security Agreement. As used in this Security Agreement, terms defined in the Security Documents will have the meanings assigned to such terms in the Security Documents, unless herein expressly provided to the contrary.

       1.04 Additional Defined Terms.

       (a)    "Collateral" will mean

                     (i) the Securities and the certificates representing the Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Securities; and

                     (ii) all additional shares of stock or securities, including debt obligations, preferred stock or any other equity or debt securities of PAC from time to time acquired by Guarantor in any manner while this Security Agreement remains in effect, whether by way of stock dividend, additional capital contribution or in any other manner and the certificates representing such additional shares or securities, and all dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or securities (the term "Securities" as used herein shall also include the additional debt and equity securities described in this Section 1.04(a)(ii)).

       (b) "Obligations" will mean all present and future loans, advances, liabilities, obligations, covenants, duties, and indebtedness of Guarantor or PAC to the Secured Party under the Security Documents; and any and all renewals, extensions for any period, rearrangements or enlargements of any of the foregoing, whether evidenced by any note or other instrument or agreement, whether arising by an extension of credit, letter of credit, overdraft, endorsement, loan, guaranty, indemnification or otherwise, whether direct or indirect, including without limitation any of the foregoing acquired by assignment or participation, absolute or contingent, due or to become due. The Obligations shall also include all interest, charges, customary out-of-pocket expenses, reasonable attorneys' or other fees and any other sums incurred by the Secured Party in connection with the execution, administration or enforcement of the Secured Party's rights and remedies under the Security Documents or under any other agreement with Guarantor

                                   ARTICLE 2

                               SECURITY INTEREST

       2.01 Grant of Security Interest in Collateral. Guarantor, for value received, the receipt and sufficiency of which are hereby acknowledged, and to induce the Secured Party to enter into the Security Documents and to accept debt obligations of PAC, hereby pledges to the Secured Party and hereby grants to the Secured Party a first lien on and security interest in the Collateral.

       2.02 Indebtedness Secured. The security interest created in Section 2.01 is granted to the Secured Party to secure the Obligations.

       2.03 Delivery of Securities. All certificates or instruments representing or evidencing the Securities shall be delivered to and held by and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party and Secured Party shall at all times have actual possession of the Securities and shall be deemed to have possession of any of the Collateral in transit to Secured Party.

       2.04 Power of Attorney. The Guarantor hereby irrevocably constitutes and appoints the Secured Party and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Guarantor and in the name of Guarantor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, and without notice to Guarantor, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, including, without limitation, as necessary to do the following:

              (a) upon the occurrence and continuance of any Event of Default, to transfer to or register in the name of the Secured Party, or any of its nominees, any or all of the Collateral;

              (b) to exchange the certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations;

              (c) (i) to receive payment of any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral, (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral, (iii) to defend any suit, action or proceeding brought against Guarantor with respect to any Collateral, (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate, and
       (v) to
       complete any blanks contained in any instruments of transfer or assignment appended to or delivered with the certificates representing the Securities; and

              (d) to exchange any of the Collateral for other property upon reorganization, recapitalization or other readjustment, and in connection therewith to deposit any of the Collateral with any committee or depository upon such terms as the Secured Party may determine, and, subsequent to any Event of Default, to exercise voting rights as to any of the Collateral, all without notice and without liability except to account for property actually received by the Secured Party.

The Guarantor hereby ratifies all that said attorney shall lawfully do or cause to be done within the scope of the power of attorney granted hereunder. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon him to exercise any such powers. The Secured Party shall be accountable only for amounts that he actually receives as a result of the exercise of such powers, and neither he nor any of his employees or agents shall be responsible to Guarantor for any act or failure to act, except for gross negligence or willful misconduct.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

       3.01 Valid Issuance. The Guarantor represents, warrants and agrees that the Securities have been duly authorized, validly issued and are validly outstanding, fully paid and nonassessable, and were not issues in violation of the preemptive rights of any person or of any agreement by which Guarantor or any issuer of such Collateral is bound.

       3.02 No Material Misstatements. No information, exhibit or report furnished by Guarantor or any subsidiary to the Secured Party in connection with the negotiation of the Security Documents contained or contains any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements obtained herein or therein not misleading.

       3.03 Ownership and Liens. The Guarantor represents, warrants and agrees that Guarantor owns (and at the time of transfer or delivery of the Collateral to Secured Party, owned or will own) good and indefeasible title to the Collateral free and clear of any other security interests, liens, adverse claims or options (other than, with respect to encumbrances permitted by the Security Documents).

       3.04 Status of Securities Generally. The Guarantor represents, warrants and agrees that the Securities were properly issued, drawn, made and/or accepted and are genuine; the Securities have not been materially altered; all signatures on the Securities are genuine or authorized; the

Guarantor's transfer of the Securities to Secured Party for the purposes herein stated, is effective; and Guarantor knows of no fact that might impair the validity of the Securities.

                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

       4.01 Taxes. The Guarantor covenants and agrees that Guarantor will pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral and, upon the failure of Guarantor to do so, the Secured Party at its option may, but will not be obligated to, pay any of them and shall be the sole judge of the legality or validity thereof and of the amount necessary to discharge the same.

       4.02 Delivery of Collateral. The Guarantor covenants and agrees that if Guarantor receives any dividend or distribution, whether in cash, Securities or other property, declared and paid with respect to the Securities, Guarantor will immediately deliver the same to the Secured Party to be held as additional Collateral and/or apply them to the Obligations at the election of the Secured Party. So long as the Obligations are outstanding, Guarantor shall not vote for, approve or acquiesce in the issuance of additional Securities of PAC to any person or party other than Guarantor, except for commercial bank loans, which are not owned or held by Guarantor and delivered to Secured Party hereunder.

       4.03 Further Assurances. The Guarantor covenants and agrees that Guarantor will sign, execute, deliver and file, alone or with the Secured Party, any financing statement, security agreements or other documents or procure any document as may be requested by the Secured Party from time to time to confirm, perfect and preserve the security interest created hereby, and in addition, the Guarantor hereby authorizes the Secured Party to execute and deliver on behalf of Guarantor and to file such financing statements without the signature of Guarantor. The Guarantor will do all such additional and further acts, things, deeds, give such assurances and execute such instruments as the Secured Party reasonably requires to vest more completely in and assure to the Secured Party his rights under this Security Agreement.

       4.04 Filing Reproductions. The Guarantor covenants and agrees that, at the option of the Secured Party, a carbon, photographic or other reproduction of this Security Agreement or of a financial statement covering the Collateral shall be sufficient as a financing statement and may be filed as a financing statement.

       4.05 Prohibited Liens and Filings. The Guarantor covenants and agrees that Guarantor will not pledge, mortgage, or otherwise encumber, create or suffer a security interest to exist in any of the Collateral (other than in favor of the Secured Party and liens and other encumbrances permitted by the Security Documents) or sell, assign or otherwise transfer any of the Collateral, to or in favor of anyone other than the Secured Party, for the benefit of the Secured Party, and Guarantor will not file or permit to be filed any financing statement or other security instrument with respect to the Collateral other than in favor of the Secured Party or other than liens or other encumbrances permitted by the Security Documents.

                                   ARTICLE 5

                              RIGHTS AND REMEDIES

       5.01 Voting Rights and Dividends.

       (a) So long as no Event of Default shall have occurred and be continuing:

              (i) The Guarantor will be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement.

              (ii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to Guarantor all such proxies and other instruments as Guarantor may reasonably request for the purposes of enabling Guarantor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (i).

       (b) Upon the occurrence and during the continuance of an Event of Default all rights of Guarantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Subsection 5.01(a)(i) shall cease and Secured Party shall be entitled to vote the Securities.

       5.02 Default Events. "Event of Default" shall have the meaning ascribed to such term in the Notes or other Security Documents. Upon the occurrence of an Event of Default, all of the Obligations shall immediately become due and payable irrespective of any agreed maturity or period of grace and/or any obligation of the Secured Party for further financial accommodation shall terminate.

       5.03 Default Remedies. If all or any part of the Obligation shall become due and payable as specified in Section 5.02, the Secured Party may then, or at any time thereafter, apply, set-off, collect, sell in one or more sales, or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercial reasonable preparation or processing, in such order as the Secured Party may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any brokers' board or securities exchange, either for cash or upon credit or for future delivery, at such price as the Secured Party may deem fair, and the Secured Party may be the purchaser of any or all Collateral so sold and may hold the same thereafter in its own right free from any claim of Guarantor or right of redemption. No such purchase or holding by the Secured Party shall be deemed a retention by the Secured Party in satisfaction of the Obligations. All demands, notices and advertisements, and the presentment of property at sale are hereby waived. If, notwithstanding the foregoing provisions, any applicable provision of the Uniform Commercial Code or other law requires the Secured Party to give reasonable notice of any such sale or disposition or other action, five days' prior written notice shall constitute reasonable notice. The Secured Party may require Guarantor to assemble the Collateral, to the extent not in the possession of the Secured Party, and make it available to the Secured Party at a place designated by the Secured Party that is reasonably convenient to the Secured Party. Any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party. In connection with the sale of Collateral which is stock or other investment securities, in the absence of registration of the Securities under the Securities act of 1933, as amended (the "Act"), and any applicable state securities laws, by Guarantor or, at the election of the Secured Party, the Secured Party must limit prospective purchasers to the extent deemed necessary or advisable by the Secured Party to render such sale exempt from the registration requirements of the Act, and any applicable state securities laws, and no sale so made in good faith by the Secured Party shall be deemed not to be "commercially reasonable" because so made.

       5.04 Proceeds. Prior to all or any part of the Obligations becoming due and payable as specified in Section 5.02, all cash sums paid to and received by the Secured Party on account of the Collateral shall be promptly applied by the Secured Party on the Obligations, whether or not such Obligations shall have by their terms matured, such application to be made to principal or interest as the Secured Party may determine; provided, however, the Secured Party need not apply or give credit for any item included in such sums until the Secured Party has received final payment thereof. After all or any part of the Obligations becomes due and payable as specified in Section 5.02, the proceeds of any sale or other disposition of the Collateral and all sums received or collected by the Secured Party for or on account of the Collateral shall be applied by the Secured Party in the manner set forth in Section 9.504 of the Texas Uniform Commercial Code - Secured Transactions.

       5.05 Secured Party's Duties. The Secured Party shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against prior parties. The Secured Party shall not be liable for failure to collect or realize upon any or all of the Obligations or Collateral, or for any delay in so doing, nor shall the Secured Party be under any duty to take any action whatsoever with regard thereto. The Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession. The Secured Party shall have no duty to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or the Secured Party's rights in or to, any of the Collateral.

       5.06 Secured Party's Actions. The Guarantor waives any right to require the Secured Party to proceed against any Person, exhaust any collateral or pursue any other remedy in the Secured Party's power; waives any and all notice of acceptance of this Security Agreement or of creation, modification renewal or extension for any period of any of the Obligations from time to time; and waives any defense arising by reason of any disability or other defense of Guarantor or any other party liable on the Obligations, or by reason of the cessation from any cause whatsoever of the liability of Guarantor, or any other party liable on the Obligations. All dealings between Guarantor and the Secured Party shall conclusively be presumed to have been had or consummated in reliance upon this Security Agreement. Until all Obligations shall have been paid in full, Guarantor shall have no right to subrogation, and Guarantor waives any right to enforce any remedy that the Secured Party now has or may hereafter have against Guarantor, or any other party liable on the Obligations and, except as otherwise expressly provided in this Security Agreement, waives any benefit of and right to participate in any Collateral or security whatsoever now or hereafter held by the Secured Party.

                                   ARTICLE 6

                                 MISCELLANEOUS

       6.01 Transfer of Indebtedness and Collateral. Subject to the limitations of the Security Documents, the Secured Party may transfer any or all of the Obligations, and upon any such transfer such Secured Party may transfer any and all of the Collateral and shall be fully discharged thereafter form all liability, if any, with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of such Secured Party hereunder with respect to the Collateral so transferred; but with respect to any Collateral not so transferred, the Secured Party shall retain all rights, powers and remedies hereby given. The Secured Party may at any time deliver any or all of the Collateral to Guarantor, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and the Secured Party shall thereafter be discharged from any liability therefor.

       6.02 Cumulative Security. The execution and delivery of this Security Agreement in no manner shall impair or affect any other security by (endorsement or otherwise) for the payment of the Obligations. No security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Security Agreement. All such present and future additional security is to be considered as cumulative security.

       6.03 Continuing Agreement. This is a continuing agreement and the conveyance hereunder shall remain in full force and effect, and all the rights, powers and remedies of the Secured Party hereunder shall continue to exist until the Obligations shall be paid in full as the same become due and payable, and until the Secured Party, upon request of Guarantor, has executed a written termination statement, and reassigned to Guarantor, without recourse, representation or warranty of any kind, the Collateral and all rights and Liens conveyed hereby and returned possession of the Collateral to Guarantor. This Security Agreement shall continue irrespective of the fact that the liability of any other party liable for the Obligations may have ceased, and notwithstanding the death or incapacity of Guarantor or any other person liable for the Obligations, or any other event or proceeding affecting Guarantor and/or any other person liable for the Obligations.

       6.04 Cumulative Rights. The rights, powers and remedies of the Secured Party hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of any other rights, powers and remedies of the Secured Party. Furthermore, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, the Secured Party shall have the rights, powers and remedies of a secured party under the Texas Uniform Commercial Code, as amended.

       6.05 Exercise of Rights. Time shall be of the essence for the performance of any act under this Security Agreement by Guarantor or any other party liable for the Obligations, but neither the Secured Party's acceptance of partial or delinquent payments nor any forbearance, failure or delay by the Secured Party in exercising any right, power or remedy shall be deemed a waiver of any obligation of Guarantor or any other party liable for the Obligations or of any right, power or remedy of the Secured Party or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

       6.06 Remedy and Waiver. The Secured Party may remedy any default and may waive any default without waiving the default remedied or waiving any prior or subsequent default, subject only to the requirements of the Security Documents in this regard.

       6.07 Non-Judicial Remedies. The Secured Party may enforce his rights hereunder without prior judicial process or judicial hearing, and Guarantor expressly waives, renounces and knowingly relinquishes any and all legal rights which might otherwise require the Secured Party to enforce his rights by judicial process. In so providing for non-judicial remedies, Guarantor recognizes and concedes that such remedies are consistent with the usage of the trade, are responsive to commercial necessity, and are the result of bargain at arm's length. Nothing herein is intended to prevent the Secured Party or Guarantor from resorting to judicial process at such party's option.

       6.08 Guarantor. The term "the Guarantor", as used throughout this Security Agreement, shall (regardless of use of the singular form) mean Guarantor individually and/or collectively and shall, subject to the limitations of the Security Documents, include the respective successors, legal representatives, heirs and assigns of Guarantor.

       6.09 Preservation of Liability. Neither this Security Agreement nor the exercise by the Secured Party of (or the failure to so exercise) any right, power or remedy conferred herein or by law shall be construed as relieving any person liable on the Obligations from full liability on the Obligations and for any deficiency thereon.

       6.10 Notices. Any notice or demand to Guarantor under this Security Agreement or in connection with this Security Agreement may be driven and shall conclusively be deemed and considered to have been given and received if in compliance with the applicable provisions of the Security Documents.

       6.11 Construction. This Security Agreement shall be governed by the laws of the State of Texas in all respects, including matters of construction, validity, enforcement and performance.

       6.12 Amendment and Waiver. This Security Agreement may not be amended (or may any of its terms be waived) except in writing duly signed by an authorized officer of the Secured Party and by Guarantor.

       6.13 Terms Defined in Uniform Commercial Code. Except as the context may otherwise require, any term used herein that is defined in the Texas Uniform Commercial Code shall have the meaning given therein.

       6.14 Invalidity. In the event that any one or more of the provisions contained in this Security Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Security Agreement, or any other instrument executed in connection herewith.

       6.15 Successors and Assigns. The covenants, representations, warranties and agreements herein set forth shall be binding upon Guarantor and its successors and assigns as permitted pursuant to the Security Documents and shall inure to the benefit of the Secured Party and his successors and assigns.

       6.16 Counterparts. This Security Agreement may be executed in two or more counterparts, and it will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart will be deemed an original, but all of which together will constitute one and the said instrument.

       IN WITNESS WHEREOF, this Security Agreement is executed as of the date first hereinabove written.

                                     Guarantor:

                                     WATERMARC FOOD MANAGEMENT CO.


                                     ------------------------------
                                     By: Angelo Pitillo
                                     Its: President

                                     Secured Party:


                                     ------------------------------
                                     GHULAM M. BOMBAYWALA

                                   SCHEDULE I

Attached to and forming a part of that certain Security Agreement (Pledge) dated to be effective as of September 14, 1995 by WATERMARC FOOD MANAGEMENT CO., as the Guarantor to GHULAM M. BOMBAYWALA as Secured Party.


                              Stock                     Number
  Stock          Class of     Certificate     Par       of
  Issuer         Stock        No(s).          Value     Shares
  -----          -----        ------          -----     ------
  Pasta          Common       1               $.01      100
  Acquisition
  Co.